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                                                                           10.53

                      ADDENDUM NO. 1 TO ASSET PURCHASE AGREEMENT

     This Addendum, dated as of the 31st day of March, 1998, amends that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of January 9, 1998, by and among ARNOLD CIRCUITS, INC., a California corporation ("Purchaser"), BNZ INCORPORATED, a California corporation ("BNZ"), an affiliated corporation of Purchaser; ROBERT BERTRAND, the sole shareholder of Purchaser ("Bertrand"), XCEL ARNOLD CIRCUITS, INC., a New Jersey corporation ("Seller"), and XIT CORPORATION, the sole shareholder of Seller ("XIT"), and MANTALICA & TREADWELL, a Professional Law Corporation as escrow agent ("Escrow Agent").

     Capitalized terms used herein, but not otherwise defined, shall have the meaning given to them in the Asset Purchase Agreement. The Asset Purchase Agreement is hereby amended as follows:

1.   Section 1.5 is hereby amended to read in full as follows:

     ESCROW AND PURCHASE PRICE. As consideration for the Assets Purchaser will pay the sum of $2,000,000 to Seller as follows:

          (a) by making a cash payment on the Closing Date in an amount equal to the amount of funds advanced by Fremont Financial and available to Purchaser at the Closing by delivery of a certified or bank cashier's check or by wire transfer (the "Closing Payment") to be delivered to Escrow Agent to be deposited in its trust account and disbursed as provided below; and

          (b) by depositing with Escrow Agent the Promissory Note of Purchaser in an amount equal to the difference between $2,000,000 and the amount of the Closing Payment in the form attached hereto as Exhibit A (the "Promissory Note") to be delivered to Seller at the Closing. In addition, BNZ shall forgive the payment of any unpaid dividends on the Class A and Class B Preferred Stock (the "Preferred Stock") of Seller, all of which is issued to and owned by BNZ, and BNZ shall deposit with Escrow Agent the Preferred Stock for delivery to Seller in redemption at the Closing without payment therefor.

2. Section 1.6 is hereby amended to add the following language as subsection(d) immediately following subsection (c):

          (d) all liability and obligation for merchandise, materials or supplies delivered but not invoiced to Seller prior to the Closing Date, and all liability and obligation for open purchase orders not cancelled by Purchaser subsequent to the Closing Date.

3.   Section 2.1 is hereby amended to read as follows:

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     TIME AND PLACE OF CLOSING.  The closing (the "Closing") of the sale and purchase of the Assets shall take place at a time mutually agreed to by the parties hereto at such place and in such manner as may be mutually agreed upon by Purchaser and Seller, provided that the parties agree that for accounting purposes the Closing shall be effective as of March 31, 1998. The date of the Closing is referred to herein as the "Closing Date."

4.   The following paragraph is added to the Asset Purchase Agreement:

     At the Closing, all inter-company accounts shall be reconciled as of such Closing Date and XIT shall issue a non-interest bearing promissory Note to Arnold Circuits, Inc. for the net balance due from Seller to Arnold Circuits, Inc., BNZ and Bertrand. The Note shall be repayable within three business days of the closing of the refinancing by XIT and its affiliates of their existing term loans and lines of credit. If such financing is not concluded and the Note is not repaid by May 31, 1998, it shall be payable upon demand.

5. The Promissory Note (Exhibit A to the Asset Purchase Agreement) is amended as set forth in Exhibit A annexed hereto.

6. The following paragraph is added to the Asset Purchase Agreement: As security for the payment of the Promissory Note, Purchaser shall grant to Seller a security interest in substantially all of its assets pursuant to a Security Agreement in form and substance reasonably acceptable to Seller and Purchaser.

7. Except as modified herein, all terms and conditions of the Asset Purchase Agreement shall remain in full force and effect.

8. In the event of any inconsistency between the terms of this Addendum and the terms of the Asset Purchase Agreement, the terms of this Addendum shall control.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Addendum as of the date set forth above.

                              XIT CORPORATION


                              By: /s/ Carmine T. Oliva
                                  ------------------------------
                                   Carmine T. Oliva
                                   President and CEO


                              XCEL ARNOLD CIRCUITS, INC.


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                              By: /s/ Carmine T. Oliva
                                  ------------------------------
                                   Carmine T. Oliva
                                   Chairman and CEO


                              ARNOLD CIRCUITS, INC.


                              By: /s/Robert Bertrand
                                  ------------------------------
                                   Robert Bertrand
                                   President and CEO


                              BNZ INCORPORATED


                              By: /s/Robert Bertrand
                                  ------------------------------
                                   Robert Bertrand
                                   President and
                                   Chief Executive Officer

                               /s/Robert Bertrand
                                  ------------------------------
                                   Robert Bertrand, Individually


                                   MANTALICA & TREADWELL


                              By: /s/ Mantalica & Treadwell
                                  ------------------------------


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